Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent events
Subsequent events

20. Subsequent events

On January 16, 2024, the Company entered into a definitive credit agreement with BMO, as described in Note 6.

On February 13, 2024, the Company executed a binding agreement to acquire a portfolio of up to four royalties at various stages of development and the rights to one production-linked milestone payment, all located in Australia, from a private Australian group, for cash consideration of up to A$4,700,000. A number of royalties in the portfolio are subject to rights of first refusal, which are typical for the transfer of royalties of this nature.

On March 7, 2024, the Board of Directors of the Company declared a quarterly dividend of $0.012 per common share payable on April 12, 2024 to shareholders of record as of the close of business on March 29, 2024.